UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2007
CARDIOGENESIS CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-28288 (Commission File Number)	77-0223740 (IRS Employer Identification No.)
11 Musick
Irvine, CA 92618
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (949) 420-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers
     (b) Joseph Kletzel II, the Company’s Executive Chairman of the Board, died on January 15, 2007.
A copy of the press release announcing the passing of Mr. Kletzel is furnished as Exhibit 99.1 hereto, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit Number	Exhibit Title or Description

99.1	Press release of Cardiogenesis Corporation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION (Registrant)
Date: January 17, 2007	By:	/s/ William Abbott
William Abbott
Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1	Press release of Cardiogenesis Corporation